SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 29, 2003
(Date of earliest event reported)

Commission File No. 333-98129


                    Wells Fargo Asset Securities Corporation
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      Delaware                                            52-1972128
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(State of Incorporation)                      I.R.S. Employer Identification No.


7485 New Horizon Way, Frederick, Maryland                          21703
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Address of principal executive offices                          (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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     (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

      On April 29, 2003, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2003-5, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $497,740,268.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 29, 2003, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank") and Wachovia Bank, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 2003-5, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,501,333.20 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

      As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.50% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

      Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

      Elections will be made to treat the Trust Estate as two REMICs for federal income tax purposes (the "Upper-Tier REMIC" and "Lower-Tier REMIC," respectively). Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the Upper-Tier REMIC and the Class A-R and Class A-LR Certificates will be treated as the "residual interests" in the Upper-Tier REMIC and Lower-Tier REMIC, respectively.

ITEM 7. Financial Statements and Exhibits

        (c)  Exhibits

        Item 601(a)
        of Regulation S-K
        Exhibit No.                  Description
        -----------                  -----------
        (EX-4)                       Pooling and Servicing Agreement, dated as
                                     of April 29, 2003, among Wells Fargo Asset
                                     Securities Corporation, Wells Fargo Bank
                                     Minnesota, National Association and
                                     Wachovia Bank, National Association, as
                                     trustee.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION


April 29, 2003

                                       /s/ Patrick Greene
                                       ------------------------------------
                                       Patrick Greene
                                       Vice President

                                INDEX TO EXHIBITS


                                                                    Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------
(EX-4)             Pooling and Servicing                          E
                   Agreement, dated as of April 29, 2003
                   among Wells Fargo Asset Securities
                   Corporation, Wells Fargo Bank Minnesota,
                   National Association and Wachovia Bank,
                   National Association, as trustee.